UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT
Global Utilities Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Capital growth and current income

Net asset value June 30, 2011

Class IA: $12.66	Class IB: $12.65

Total return at net asset value
			MSCI World Utilities
(as of 6/30/11)	Class IA shares*	Class IB shares†	Index (ND)‡

6 months	0.02%	–0.11%	2.99%

1 year	15.68	15.36	16.97

5 years	11.50	10.08	12.99
Annualized	2.20	1.94	2.47

10 years	29.83	26.48	69.46
Annualized	2.64	2.38	5.42

Life	237.81	225.11	—
Annualized	6.56	6.35	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 4, 1992.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the MSCI World Utilities Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class IA shares.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Reflects equity holdings and cash only. Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Global Utilities Fund 1

Report from your fund’s manager

How would you characterize the investment environment for utility stocks over the six months ended June 30, 2011?

It was a challenging period for the utilities sector, and this led to the portfolio’s weak return. The earthquake, tsunami, and nuclear disasters that struck Japan on March 11, 2011, had the most significant effects on performance. These catastrophic events spawned a negative worldwide reaction to nuclear power, and this negatively affected our nuclear-related holdings. We also were underweight Europe during the period, and this detracted from the fund’s relative performance as European utilities outperformed in the past six months. In 2010, European utilities had underperformed for an extended period because of weak power markets, sovereign debt concerns, and the threat of taxation of generation facilities in several European countries. The stock of many of these same utilities rebounded early in 2011 as these concerns receded somewhat. Throughout the period, the fund used forward currency contracts to hedge foreign exchange risk.

Which holdings contributed to the portfolio’s performance?

The portfolio’s overweight position in Hong Kong-based Power Assets Holdings aided results. Power Assets invests in electricity generation, transmission, and distribution, as well as renewable energy and gas distribution. It operates in the United Kingdom, Australia, New Zealand, Mainland China, Canada, and Thailand. Another overweight position, Italy-based Snam Rete Gas, also contributed. This regulated company transports and delivers natural gas, re-gasifies liquefied natural gas, and distributes and stores natural gas in Italy and elsewhere in Europe.

Which holdings held back performance?

Tokyo Electric Power [TEPCO], the owner and operator of the Fukushima Daiichi nuclear power plant in Japan, was the portfolio’s largest holding at the time of the disaster and the top detractor for the semiannual period. In the days following the disaster, we were able to completely sell our TEPCO shares, but at a substantial loss. Our overweight to PG&E, a public utility that distributes electricity and natural gas primarily in northern and central California, also hurt performance. PG&E has been hurt by concerns over increased California regulation following the company’s gas line explosion in San Bruno in September 2010. We believe, however, that the regulatory problems are exaggerated by some Wall Street analysts, and that the San Bruno accident, while terrible in human terms, will not be a major financial hit relative to the size of the company, in part due to the company’s insurance coverage.

As we enter the second half of the fund’s fiscal year, what is your outlook?

For the utilities sector in the United States, I believe that there will be stability. There may be some improvement in power price futures because of recent moves by the Environmental Protection Agency [EPA] to put pressure on coal power generators to close plants or invest in new pollution-control equipment. These new regulations will likely increase costs for power plant operators, and regulated utilities will likely be able to pass those costs on to customers.

In my view, Europe should benefit from strong natural gas prices, as some of Germany’s nuclear power plants remain closed and investors look ahead to Germany’s plan to close all nuclear plants by 2021. In Japan, we will maintain a cautious wait-and-see approach on nuclear power generation companies and will partially balance this by being slightly overweight natural gas in Japan. Hong Kong utilities have been relatively problem free with the local companies investing successfully on a global scale.

As for the global view, I am cautious about the U.S. economy because I believe the consumer is determined to reduce debt and increase personal savings. U.S. companies are profitable and have cash so they can invest where they see the need, but if the consumer is not going to spend, I believe it may impede economic growth, and that may hold back capital spending. In Europe, I continue to be troubled by the sovereign debt situation. Asia seems quite dynamic, but I believe that it will continue to struggle as Japan, the third-largest economy in the world, recovers from its disaster.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Michael R. Yogg is a CFA charterholder. He joined Putnam in 1997 and has been in the investment industry since 1978.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Global Utilities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.12	$5.35	$4.16	$5.41

Ending value
(after expenses)	$1,000.20	$998.90	$1,020.68	$1,019.44

Annualized
expense ratio	0.83%	1.08%	0.83%	1.08%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Global Utilities Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (95.4%)*	Shares	Value

Electric utilities (44.0%)
American Electric Power Co., Inc.	86,994	$3,277,934

Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	229,000	1,192,686

E.ON AG (Germany)	293,278	8,340,070

EDF (France)	97,616	3,841,820

Edison International	107,615	4,170,081

Endesa SA (Spain)	68,904	2,297,116

Enel SpA (Italy)	326,022	2,132,121

Entergy Corp.	56,614	3,865,604

Fortum OYJ (Finland)	138,477	4,015,340

Great Plains Energy, Inc. S	85,600	1,774,488

Iberdrola SA (Spain)	246,298	2,194,743

ITC Holdings Corp.	18,700	1,342,099

Kansai Electric Power, Inc. (Japan)	151,900	3,033,119

Kyushu Electric Power Co., Inc. (Japan)	112,300	2,025,849

Northeast Utilities	34,104	1,199,438

NV Energy, Inc.	133,658	2,051,650

Pepco Holdings, Inc. S	36,100	708,643

Pinnacle West Capital Corp.	33,897	1,511,128

Power Assets Holdings, Ltd. (Hong Kong)	560,000	4,241,771

PPL Corp. S	173,147	4,818,681

Scottish and Southern Energy PLC (United Kingdom)	92,785	2,076,781

Terna SPA (Italy)	308,250	1,434,938

		61,546,100
Gas utilities (8.3%)
Questar Corp.	65,600	1,161,776

Snam Rete Gas SpA (Italy)	731,176	4,335,850

Tokyo Gas Co., Ltd. (Japan)	1,013,000	4,584,456

UGI Corp.	46,000	1,466,940

		11,549,022
Independent power producers and energy traders (8.6%)
AES Corp. (The) †	391,107	4,982,703

Calpine Corp. †	53,400	861,342

China Resources Power Holdings Co., Ltd. (China)	368,000	719,191

Electric Power Development Co. (Japan)	123,000	3,323,640

International Power PLC (United Kingdom)	404,412	2,090,436

		11,977,312
Multi-utilities (30.9%)
AGL Energy, Ltd. (Australia)	125,768	1,980,406

Alliant Energy Corp.	38,258	1,555,570

Ameren Corp. S	229,428	6,616,704

Centrica PLC (United Kingdom)	1,089,989	5,662,258

CMS Energy Corp.	148,267	2,919,377

GDF Suez (France)	220,759	8,088,879

National Grid PLC (United Kingdom)	403,345	3,969,580

OGE Energy Corp.	21,300	1,071,816

PG&E Corp.	151,379	6,362,459

Sempra Energy	62,537	3,306,957

Wisconsin Energy Corp.	53,608	1,680,611

		43,214,617
Water utilities (3.6%)
American Water Works Co., Inc.	83,412	2,456,483

Northumbrian Water Group PLC (United Kingdom)	97,468	650,878

Severn Trent PLC (United Kingdom)	40,234	951,618

United Utilities Group PLC (United Kingdom)	96,399	927,813

		4,986,792

Total common stocks (cost $105,952,020)		$133,273,843

CONVERTIBLE PREFERRED STOCKS (1.7%)*	Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.	11,115	$725,143

PPL Corp. $4.75 cv. pfd.	28,398	1,583,189

Total convertible preferred stocks (cost $2,165,745)		$2,308,332

SHORT-TERM INVESTMENTS (2.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	1,547,250	$1,547,250

Putnam Money Market Liquidity Fund 0.04% [e]	1,313,236	1,313,236

SSgA Prime Money Market Fund 0.08% [i] P	120,000	120,000

U.S. Treasury Bills with an effective yield
of 0.23%, November 17, 2011 ##	$320,000	319,883

U.S. Treasury Bills with an effective yield
of 0.26%, October 20, 2011	110,000	109,932

Total short-term investments (cost $3,410,221)		$3,410,301

Total investments (cost $111,527,986)		$138,992,476

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $139,676,997.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $115,651 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	46.0%	Hong Kong	4.0%

United Kingdom	11.9	Spain	3.3

Japan	9.4	Finland	2.9

France	8.7	Australia	1.4

Germany	6.1	China	0.5

Italy	5.8	Total	100.0%

4 Putnam VT Global Utilities Fund

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $43,895,898) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	8/17/11	$494,109	$481,916	$(12,193)

	British Pound	Sell	8/17/11	887,417	882,806	(4,611)

	Euro	Buy	8/17/11	1,195,785	1,171,687	24,098

Barclays Bank PLC

	British Pound	Sell	8/17/11	42,877	42,633	(244)

	Euro	Buy	8/17/11	1,086,154	1,065,385	20,769

	Hong Kong Dollar	Sell	8/17/11	468,006	467,766	(240)

	Japanese Yen	Sell	8/17/11	1,155,900	1,149,629	(6,271)

Citibank, N.A.

	British Pound	Sell	8/17/11	2,026,638	2,016,550	(10,088)

	Euro	Buy	8/17/11	621,240	609,433	11,807

	Hong Kong Dollar	Sell	8/17/11	2,016,615	2,015,299	(1,316)

Credit Suisse AG

	British Pound	Buy	8/17/11	2,954,684	2,939,369	15,315

	Euro	Buy	8/17/11	3,863,750	3,791,148	72,602

	Japanese Yen	Buy	8/17/11	468,006	465,749	2,257

Deutsche Bank AG

	Euro	Sell	8/17/11	1,090,650	1,070,050	(20,600)

Goldman Sachs International

	Australian Dollar	Sell	8/17/11	845,778	824,832	(20,946)

	Euro	Buy	8/17/11	1,582,537	1,552,833	29,704

	Japanese Yen	Buy	8/17/11	1,425,392	1,417,834	7,558

HSBC Bank USA, National Association

	Australian Dollar	Buy	8/17/11	451,217	440,480	10,737

	British Pound	Buy	8/17/11	987,464	981,965	5,499

	Euro	Sell	8/17/11	1,125,308	1,104,411	(20,897)

	Hong Kong Dollar	Buy	8/17/11	1,651,684	1,650,860	824

JPMorgan Chase Bank, N.A.

	British Pound	Sell	8/17/11	77,244	76,841	(403)

	Canadian Dollar	Buy	8/17/11	2,163,039	2,112,163	50,876

	Euro	Sell	8/17/11	938,965	921,341	(17,624)

	Hong Kong Dollar	Buy	8/17/11	368,569	368,330	239

	Japanese Yen	Buy	8/17/11	427,655	425,314	2,341

Royal Bank of Scotland PLC (The)

	British Pound	Sell	8/17/11	2,596,249	2,581,983	(14,266)

	Euro	Sell	8/17/11	426,631	418,761	(7,870)

	Japanese Yen	Sell	8/17/11	1,890,412	1,879,367	(11,045)

State Street Bank and Trust Co.

	Australian Dollar	Sell	8/17/11	367,034	357,955	(9,079)

	Euro	Sell	8/17/11	3,278,039	3,215,833	(62,206)

UBS AG

	Australian Dollar	Buy	8/17/11	529,318	516,276	13,042

	British Pound	Sell	8/17/11	348,800	346,997	(1,803)

	Euro	Buy	8/17/11	2,807,179	2,755,495	51,684

Westpac Banking Corp.

	British Pound	Buy	8/17/11	824,627	820,563	4,064

	Euro	Buy	8/17/11	600,213	588,957	11,256

	Japanese Yen	Buy	8/17/11	368,995	367,087	1,908

Total						$114,878

Putnam VT Global Utilities Fund 5

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Utilities	$112,172,725	$21,101,118	$—

Total common stocks	112,172,725	21,101,118	—

Convertible preferred stocks	—	2,308,332	—

Short-term investments	1,433,236	1,977,065	—

Totals by level	$113,605,961	$25,386,515	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$114,878	$—

Totals by level	$—	$114,878	$—

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Global Utilities Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $1,512,240 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $108,667,500)	$136,131,990

Affiliated issuers (identified cost $2,860,486) (Notes 1 and 6)	2,860,486

Foreign currency (cost $141,001) (Note 1)	141,135

Dividends, interest and other receivables	560,703

Receivable for shares of the fund sold	987

Receivable for investments sold	2,951,860

Unrealized appreciation on forward currency contracts (Note 1)	336,580

Total assets	142,983,741

Liabilities

Payable for investments purchased	1,038,289

Payable for shares of the fund repurchased	125,163

Payable for compensation of Manager (Note 2)	71,351

Payable for investor servicing fees (Note 2)	8,121

Payable for custodian fees (Note 2)	17,954

Payable for Trustee compensation and expenses (Note 2)	114,172

Payable for administrative services (Note 2)	751

Payable for distribution fees (Note 2)	4,275

Unrealized depreciation on forward currency contracts (Note 1)	221,702

Collateral on securities loaned, at value (Note 1)	1,547,250

Collateral on certain derivative contracts, at value (Note 1)	120,000

Other accrued expenses	37,716

Total liabilities	3,306,744

Net assets	$139,676,997

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$112,407,782

Undistributed net investment income (Note 1)	3,197,617

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(3,509,060)

Net unrealized appreciation of investments and assets and liabilities in
foreign currencies	27,580,658

Total — Representing net assets applicable
to capital shares outstanding	$139,676,997

Computation of net asset value Class IA

Net assets	$118,611,957

Number of shares outstanding	9,371,991

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.66

Computation of net asset value Class IB

Net assets	$21,065,040

Number of shares outstanding	1,664,926

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.65

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $254,140)	$4,078,380

Interest (including interest income of $764 from investments
in affiliated issuers) (Note 6)	1,127

Securities lending (Note 1)	126,463

Total investment income	4,205,970

Expenses

Compensation of Manager (Note 2)	456,229

Investor servicing fees (Note 2)	73,890

Custodian fees (Note 2)	17,178

Trustee compensation and expenses (Note 2)	5,218

Administrative services (Note 2)	2,233

Distribution fees — Class IB (Note 2)	27,574

Other	47,155

Total expenses	629,477

Expense reduction (Note 2)	(8,816)

Net expenses	620,661

Net investment income	3,585,309

Net realized loss on investments (Notes 1 and 3)	(2,644,437)

Net realized gain on foreign currency transactions (Note 1)	250,179

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(45,196)

Net unrealized depreciation of investments during the period	(1,177,260)

Net loss on investments	(3,616,714)

Net decrease in net assets resulting from operations	$(31,405)

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Utilities Fund 7

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Decrease in net assets

Operations:

Net investment income	$3,585,309	$5,374,602

Net realized gain (loss) on investments
and foreign currency transactions	(2,394,258)	1,167,174

Net unrealized depreciation of
investments and assets and liabilities
in foreign currencies	(1,222,456)	(4,381,903)

Net increase (decrease) in net assets
resulting from operations	(31,405)	2,159,873

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,572,327)	(5,910,217)

Class IB	(756,714)	(1,038,222)

Decrease from capital share transactions
(Note 4)	(7,988,440)	(23,327,583)

Total decrease in net assets	(13,348,886)	(28,116,149)

Net assets:

Beginning of period	153,025,883	181,142,032

End of period (including undistributed
net investment income of $3,197,617 and
$4,941,349, respectively)	$139,676,997	$153,025,883

* Unaudited.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Global Utilities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$13.15	.32	(.32)	—	(.49)	—	(.49)	$12.66	.02*	$118,612	.41*	2.48*	22*

12/31/10	13.44	.43	(.18)	.25	(.54)	—	(.54)	13.15	2.10	129,384.82		3.39	34

12/31/09	14.31	.42	.21	.63	(.60)	(.90)	(1.50)	13.44	7.66	152,608	.84[e]	3.41[e]	55

12/31/08	21.03	.49	(6.77)	(6.28)	(.44)	—	(.44)	14.31	(30.33)	175,735	.81[e]	2.73[e]	50

12/31/07	17.83	.38	3.19	3.57	(.37)	—	(.37)	21.03	20.25	320,375	.80[e]	1.94[e]	40

12/31/06	14.47	.34	3.50	3.84	(.48)	—	(.48)	17.83	27.40	320,261	.84[e]	2.20[e]	66

Class IB

6/30/11†	$13.12	.30	(.32)	(.02)	(.45)	—	(.45)	$12.65	(.11)*	$21,065	.54*	2.35*	22*

12/31/10	13.41	.40	(.18)	.22	(.51)	—	(.51)	13.12	1.83	23,641	1.07	3.15	34

12/31/09	14.25	.39	.21	.60	(.54)	(.90)	(1.44)	13.41	7.36	28,534	1.09[e]	3.17[e]	55

12/31/08	20.93	.44	(6.74)	(6.30)	(.38)	—	(.38)	14.25	(30.49)	32,319	1.06[e]	2.48[e]	50

12/31/07	17.75	.33	3.17	3.50	(.32)	—	(.32)	20.93	19.94	60,942	1.05[e]	1.69[e]	40

12/31/06	14.41	.30	3.48	3.78	(.44)	—	(.44)	17.75	27.03	62,641	1.09[e]	1.95[e]	66

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.02%

12/31/08	0.01

12/31/07	0.01

12/31/06	0.03

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Utilities Fund 9

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Global Utilities Fund (the fund) is a non-diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital growth and current income primarily through investing mainly in common stocks of large and midsize companies in the utilities industries worldwide that Putnam Investments Management, LLC (Putnam Management), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believe have favorable investment potential. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to

10 Putnam VT Global Utilities Fund

meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $128,903 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $189,943.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,512,240 and the fund received cash collateral of $1,547,250.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $175,273 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on December 31, 2017. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $112,467,515, resulting in gross unrealized appreciation and depreciation of $30,669,344 and $4,144,383, respectively, or net unrealized appreciation of $26,524,961.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.4% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam VT Global Utilities Fund 11

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements and by $8,812 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $80, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $31,300,852 and $42,546,854, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	14,995	$196,687	40,325	$511,501	9,897	$125,331	38,868	$478,817

Shares issued in connection with
reinvestment of distributions	367,255	4,572,327	473,196	5,910,217	60,731	756,714	83,124	1,038,222

	382,250	4,769,014	513,521	6,421,718	70,628	882,045	121,992	1,517,039

Shares repurchased	(849,992)	(10,965,335)	(2,028,196)	(25,613,171)	(207,088)	(2,674,164)	(447,882)	(5,653,169)

Net decrease	(467,742)	$(6,196,321)	(1,514,675)	$(19,191,453)	(136,460)	$(1,792,119)	(325,890)	$(4,136,130)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$336,580	Payables	$221,702

Total		$336,580		$221,702

12 Putnam VT Global Utilities Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$249,906	$249,906

Total	$249,906	$249,906

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(44,758)	$(44,758)

Total	$(44,758)	$(44,758)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $764 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $18,453,521 and $17,140,285, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Global Utilities Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was animportant factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked

14 Putnam VT Global Utilities Fund

in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam VT Global Utilities Fund’s class IA shares’ return net of fees and expenses were positive over the one-year and five-year periods ended December 31, 2010 and negative over the three-year period, and exceeded the return of its internal benchmark over the one-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Investment Sub-Advisor	Legal Counsel	George Putnam, III
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT Global Utilities Fund 21

This report has been prepared for the shareholders	H508
of Putnam VT Global Utilities Fund.	268675 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011